----------------------------------------

                                                        --------
                                                        SHEPHERD
                                                         STREET
                                                         EQUITY
                                                          FUND
                                                        --------

                                        ----------------------------------------

                                            THE SHEPHERD STREET FUNDS, INC.
                                                   SEMI-ANNUAL REPORT
                                                     MARCH 31, 2001
                                                       (UNAUDITED)

THE SHEPHERD STREET EQUITY FUND
--------------------------------------------------------------------------------

                                                        --------
                                                        SHEPHERD
                                                         STREET
                                                         EQUITY
                                                          FUND
                                                        --------

Dear Shareholder:

     Thank you for your investment in the Shepherd Street Equity Fund. I am very pleased to present you with the Semi-Annual Report of the Shepherd Street Equity Fund. On March 31, 2001, the Fund completed two and one-half years of investment activity with a cumulative return, including reinvested dividends, of 30.85%. This investment performance calculates to an average annualized rate of return of 11.35% for the past two and one-half years. By comparison, the Standard &
Poors 500 index gained 21.28% on a cumulative basis and had an average annualized return over the same period of 8.02%.

     Your Fund avoided the significant declines witnessed in the technology-laden indexes through a reduction of holdings in that area and the continuation of our disciplined investment strategy that includes a diverse portfolio of common stocks. Our efforts to take advantage of some relatively short term opportunities in the energy and health care areas have also proven successful. On the whole, we will continue to own a focused and diverse portfolio of value and growth companies that range from small to large in capitalization, which we believe is the key to long-term investment success.

     We very much appreciate your investment, and promise to strive for continued growth in your portfolio.

                                        Sincerely yours,

                                        /s/ David B. Rea

                                        David B. Rea
                                        President, Shepherd Street Funds, Inc.

THE SHEPHERD STREET EQUITY FUND
--------------------------------------------------------------------------------
        Comparison of the Change in Value of a $10,000 Investment in the Shepherd Street Equity Fund and the Standard & Poor's 500 Index

                               [GRAPHIC OMITTED]

                       ----------------------------------
                                                  3/31/01
                                                  -------
                       Shepherd Street
                         Equity Fund              $13,085
                       S&P 500 Index              $12,128
                       ----------------------------------

                       ----------------------------------
                           SHEPHERD STREET EQUITY FUND
                          AVERAGE ANNUAL TOTAL RETURNS
                             (as of March 31, 2001)

                        1 Year          Since Inception*
                        ------          ----------------
                       -13.26%               11.35%
                       ----------------------------------

            Past performance is not predictive of future performance.

*    Initial public offering of shares was October 2, 1998.

THE SHEPHERD STREET EQUITY FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
March 31, 2001 (Unaudited)

                                                                       MARKET
  SHARES                                                               VALUE
----------                                                         ------------

              COMMON STOCKS - 95.5%

              BASIC MATERIALS - 7.0%
    11,000    Great Lakes Chemical Corporation .................   $    338,140
     9,000    Martin Marietta Materials, Inc. ..................        384,300
                                                                   ------------
                                                                        722,440
                                                                   ------------
              CAPITAL GOODS - 3.3%
     8,865    Koninklijke Philips Electronics NV ...............        236,696
     4,000    Waste Management, Inc. ...........................         98,800
                                                                   ------------
                                                                        335,496
                                                                   ------------
              CONSUMER CYCLICALS - 8.7%
    34,000    Clayton Homes, Inc. ..............................        409,700
     3,000    Lowe's Companies, Inc. ...........................        175,350
     7,600    Tribune Company ..................................        309,624
                                                                   ------------
                                                                        894,674
                                                                   ------------

              CONSUMER STAPLES - 12.9%
    21,000    AT&T Corp. - Liberty Media Corporation (a) .......        294,000
     8,675    PepsiCo, Inc. ....................................        381,266
    12,750    SYSCO Corporation ................................        338,002
     8,000    Tricon Global Restaurants, Inc. (a) ..............        305,520
                                                                   ------------
                                                                      1,318,788
                                                                   ------------

              ENERGY - 10.7%
    30,000    Denbury Resources, Inc. (a) ......................        243,000
     4,000    Devon Energy Corporation .........................        232,800
     7,000    Houston Exploration Company (a) ..................        210,000
    11,000    Louis Dreyfus Natural Gas Corporation (a) ........        407,000
                                                                   ------------
                                                                      1,092,800
                                                                   ------------

              FINANCIAL - 24.0%
     3,000    BB&T Corporation .................................        105,510
         6    Berkshire Hathaway, Inc. - Class A (a) ...........        392,700
     8,000    Capital One Financial Corporation ................        444,000
    22,500    CENIT Bancorp, Inc. ..............................        376,875

                See accompanying notes to financial statements.

THE SHEPHERD STREET EQUITY FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2001 (Unaudited)

                                                                       MARKET
  SHARES                                                               VALUE
----------                                                         ------------

              FINANCIAL - 24.0% (CONTINUED)
     7,333    Citigroup, Inc. ..................................   $    329,838
     9,000    Southern Financial Bancorp, Inc. .................        156,375
    19,800    Triad Guaranty, Inc. (a) .........................        657,113
                                                                   ------------
                                                                      2,462,411
                                                                   ------------

              HEALTH CARE -11.1%
     2,600    Cardinal Health, Inc. ............................        251,550
     5,250    Guidant Corporation (a) ..........................        236,197
     5,050    Merck & Co., Inc. ................................        383,295
    31,000    PharmaNetics, Inc. (a) ...........................        263,500
                                                                   ------------
                                                                      1,134,542
                                                                   ------------

              TECHNOLOGY -17.8%
     9,000    AOL Time Warner, Inc. (a) ........................        361,350
     8,600    Cisco Systems, Inc. (a) ..........................        135,988
     6,000    Corning, Inc. ....................................        124,140
     3,000    EMC Corporation (a) ..............................         88,200
     9,100    Hewlett-Packard Company ..........................        284,557
     9,600    Intel Corporation ................................        252,600
     6,950    Microsoft Corporation (a) ........................        380,078
     8,200    Nokia Oyj ADR ....................................        196,800
                                                                   ------------
                                                                      1,823,713
                                                                   ------------

              TOTAL COMMON STOCKS - 95.5% (COST $10,282,336) ...   $  9,784,864

  SHARES
----------

              MONEY MARKET SECURITIES - 4.5%
   457,954    Firstar Stellar Treasury Fund
              (Cost $457,954) ..................................   $    457,954
                                                                   ------------
              TOTAL INVESTMENTS AT VALUE - 100.0%
              (COST $10,740,290) ...............................   $ 10,242,818
              OTHER ASSETS IN EXCESS OF LIABILITIES - 0.0% .....          1,764
                                                                   ------------
              NET ASSETS - 100.0% ..............................   $ 10,244,582
                                                                   ============

              (a)  Non-income producing security.

                See accompanying notes to financial statements.

THE SHEPHERD STREET EQUITY FUND
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
March 31, 2001 (Unaudited)


ASSETS
     Investments in securities:
          At acquisition cost ................................     $ 10,740,290
                                                                   ============
          At market value (Note 1) ...........................     $ 10,242,818
     Dividends receivable ....................................            9,559
     Receivable for capital shares sold ......................              825
                                                                   ------------
          Total assets .......................................       10,253,202
                                                                   ------------

LIABILITIES
     Due to Advisor (Note 4) .................................            6,419
     Accrued distribution fees (Note 4) ......................            2,201
                                                                   ------------
          Total liabilities ..................................            8,620
                                                                   ------------

NET ASSETS ...................................................     $ 10,244,582
                                                                   ============

NET ASSETS CONSIST OF
     Common stock (Unlimited shares of $.0001 par value
          authorized, 804,007 shares outstanding)(Note 2) ....     $         80
     Additional paid-in capital ..............................       10,521,225
     Accumulated net investment loss .........................          (13,179)
     Accumulated realized gains on investments ...............          233,928
     Net unrealized depreciation on investments ..............         (497,472)
                                                                   ------------

Net assets, for 804,007 shares outstanding ...................     $ 10,244,582
                                                                   ============

Net asset value and offering price per share(a) ..............     $      12.74
                                                                   ============

(a)  Redemption price varies based on length of time held (Note 1).

                See accompanying notes to financial statements.

THE SHEPHERD STREET EQUITY FUND
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Six Months Ended March 31, 2001 (Unaudited)


INVESTMENT INCOME
     Dividends ...............................................     $     46,694
                                                                   ------------
EXPENSES
     Investment advisory fees (Note 4) .......................           20,562
     Distribution fees (Note 4) ..............................           12,851
     Service fees (Note 4) ...................................           26,460
                                                                   ------------
          Total expenses .....................................           59,873
                                                                   ------------
NET INVESTMENT LOSS ..........................................          (13,179)
                                                                   ------------
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
     Net realized gains on investments .......................           62,062
     Net change in unrealized appreciation/depreciation
          on investments .....................................       (1,478,268)
                                                                   ------------
NET REALIZED AND UNREALIZED LOSSES ON INVESTMENT .............       (1,416,206)
                                                                   ------------

NET DECREASE IN NET ASSETS FROM OPERATIONS ...................     $ (1,429,385)
                                                                   ============

                See accompanying notes to financial statements.

THE SHEPHERD STREET EQUITY FUND
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                                             For the Six
                                                                             Months Ended     For the Year
                                                                            March 31, 2001        Ended
                                                                             (Unaudited)   September 30, 2000
                                                                             -----------   ------------------
FROM OPERATIONS
        Net investment loss .............................................    $    (13,179)    $    (28,925)
        Net realized gains on investments ...............................          62,062          301,788
        Net change in unrealized appreciation/depreciation on investments      (1,478,268)         834,008
                                                                             ------------     ------------
Net increase (decrease) in net assets from operations ...................      (1,429,385)       1,106,871
                                                                             ------------     ------------
DISTRIBUTIONS TO SHAREHOLDERS
        From net investment income ......................................              --           (3,156)
        From net realized gains on investments ..........................        (100,999)        (131,866)
                                                                             ------------     ------------
Decrease in net assets from distributions to shareholders ...............        (100,999)        (135,022)
                                                                             ------------     ------------

Net increase in net assets from capital share transactions (Note 2) .....       2,117,141        2,978,722
                                                                             ------------     ------------

Total increase in net assets ............................................         586,757        3,950,571

NET ASSETS
        Beginning of period .............................................       9,657,825        5,707,254
                                                                             ------------     ------------
        End of period(a) ................................................    $ 10,244,582     $  9,657,825
                                                                             ============     ============

(a)  Including undisributed net investment loss of $13,179 and $0, respectively.

                See accompanying notes to financial statements.

THE SHEPHERD STREET EQUITY FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

Per Share Data (For a Share Outstanding Throughout Each Period)

                                                                   For the Six
                                                                   Months Ended       For the Year    For the Period
                                                                     March 31,            Ended           Ended
                                                                       2001           September 30,   September 30,
                                                                    (Unaudited)           2000           1999(a)
                                                                    ----------         ----------      ----------
Net Asset Value, Beginning of Period ...........................    $    14.81         $    12.84      $    10.00
                                                                    ----------         ----------      ----------

INVESTMENT OPERATIONS:
     Net investment income (loss) ..............................         (0.02)             (0.04)           0.01
     Net realized and unrealized gains (losses) on investments .         (1.91)              2.26            2.83
                                                                    ----------         ----------      ----------
          Total from investment operations .....................         (1.93)              2.22            2.84
                                                                    ----------         ----------      ----------

DISTRIBUTIONS:
     From net investment income ................................            --              (0.01)             --
     From net realized gains ...................................         (0.14)             (0.24)             --
                                                                    ----------         ----------      ----------
          Total distributions ..................................         (0.14)             (0.25)             --
                                                                    ----------         ----------      ----------

Net Asset Value, End of Period .................................    $    12.74         $    14.81      $    12.84
                                                                    ==========         ==========      ==========


Total Return ...................................................        (13.14%)(b)         17.32%          28.40%

RATIOS/SUPPLEMENTAL DATA
     Net assets, end of period (in 000's) ......................    $   10,245         $    9,658      $    5,707
     Ratio of expenses to average net assets ...................          1.16%(c)           1.25%           1.25%(c)
     Ratio of net investment income (loss) to average net assets         (0.26%)(c)         (0.37%)          0.10%(c)
     Portfolio turnover rate ...................................            62%(c)             73%             28%(c)

(a)  The Shepherd Street Equity Fund commenced operations on October 2, 1998.

(b)  Not annualized.

(c)  Annualized.

                See accompanying notes to financial statements.

THE SHEPHERD STREET EQUITY FUND
--------------------------------------------------------------------------------
NOTES TO THE FINANCIAL STATEMENTS
March 31, 2001 (Unaudited)

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Shepherd Street Funds, Inc. (the "Company") was incorporated under the laws of the state of Maryland on July 16, 1998, and currently offers one series of shares, The Shepherd Street Equity Fund (the "Fund"). The Company is registered as a no-load, open-end diversified management investment company of the series type under the Investment Company Act of 1940 (the "1940 Act"). The Fund's investment strategy is to emphasize growth of capital. The Fund's registration statement became effective with the Securities and Exchange Commission on October 1, 1998 and the Fund commenced operations on October 2, 1998.

The costs incurred in connection with the organization, initial registration and public offering of shares have been paid by Salem Investment Counselors, Inc. (the "Advisor"). Accordingly, no organization costs have been recorded by the Fund.

The following is a summary of significant accounting policies consistently followed by the Fund.

Securities Valuation -- Common stocks and other equity-type securities listed on a securities exchange are valued at the last quoted sales price on the day of the valuation. Price information on listed stocks is taken from the exchange where the security is primarily traded. Securities that are listed on an exchange but which are not traded on the valuation date are valued at the most recent bid prices. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Advisor under the supervision of the Board of Directors. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.

Share Valuation - The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the net asset value per share, except that shares of the Fund are subject to a redemption fee of 0.5% if redeemed within six months of the date of purchase.

Investment Income and Distributions to Shareholders - Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Dividends arising from net investment income are declared and paid annually to shareholders of the Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income distributions and capital gain distributions are determined in accordance with income tax regulations.

Security Transactions - Security transactions are accounted for on trade date. Securities sold are determined on a specific identification basis.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Tax - It is the Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

2.   CAPITAL SHARE TRANSACTIONS

     Transactions in shares of the Fund for the six months ended March 31, 2001 were as follows:

                                                   SHARES             AMOUNT
                                                ------------       ------------
         Sold ...........................            160,523       $  2,239,230
         Reinvestments ..................              7,225            100,999
         Redeemed .......................            (16,068)          (223,088)
                                                ------------       ------------
              Net Increase ..............            151,680       $  2,117,141
                                                ============       ============

     Transactions in shares of the Fund for the year ended September 30, 2000 were as follows:

                                                   SHARES             AMOUNT
                                                ------------       ------------

         Sold ...........................            284,907       $  4,104,075
         Reinvestments ..................              9,454            135,002
         Redeemed .......................            (86,499)        (1,260,355)
                                                ------------       ------------
              Net Increase ..............            207,862       $  2,978,722
                                                ============       ============

3.   INVESTMENT TRANSACTIONS

The  aggregate  purchases  and  sales  of  investments,   excluding   short-term
investments, by the Fund were $4,924,436 and $3,111,917, respectively, for the six months ended March 31, 2001.

At March 31, 2001, the Fund's net unrealized depreciation on investments of $497,472 consisted of gross unrealized appreciation of $1,219,556 and gross unrealized depreciation of $1,717,028, based on a total tax cost of investments of $10,740,290.

4.   ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

The Fund has entered into an Advisory Agreement with the Advisor to provide investment management services to the Fund. Pursuant to the Advisory Agreement, the Advisor receives a fee, calculated daily and paid monthly, at the annual rate of 0.40% of the Fund's average daily net assets. For the six months ended March 31, 2001, the Advisor received fees of $20,562 under the Advisory Agreement.

The Fund has entered into an Operating Services Agreement effective November 1, 2000 (the "Servicing Agreement") with the Advisor to provide or arrange for day-to-day operational services to the Fund. Pursuant to the Servicing Agreement, the Advisor receives a fee, calculated daily and paid monthly, at the annual rate of 0.50% of the Fund's average daily net assets. Prior to November 1, 2000, the Advisor received a fee, calculated daily and paid monthly, at an annual rate of 0.60% of the Fund's average daily net assets. For the six months ended March 31, 2001, the Advisor received fees of $26,460 under the Servicing Agreement.

The effect of the Advisory Agreement and the Servicing Agreement is to place a "cap" on the Fund's normal operating expenses at 1.15%. The only other expenses incurred by the Fund are distribution expenses, brokerage fees, taxes, if any, legal fees relating to Fund litigation, and other extraordinary expenses.

The Fund and the Advisor are parties to mutual fund services agreements with Ultimus Fund Solutions, LLC ("Ultimus"), under which Ultimus provides day-to-day operational services to the Fund including, but not limited to, accounting, administrative, transfer agent, dividend disbursing, and recordkeeping services. The fees payable to Ultimus are paid by the Advisor (not the Fund). Prior to October 5, 2000, these services were provided by Declaration Service Company.

The Fund and the Advisor are parties to a Distribution Agreement with Ultimus Fund Distributors, LLC (the "Distributor"), under which the Distributor provides distribution services to the Fund and serves as principal underwriter to the Fund. Prior to October 5, 2000, the Distribution Agreement was with Declaration Distributors, Inc.

The Fund has adopted a Plan of Distribution under which it may finance activities primarily intended to result in the sale or retention of Fund shares. Under the Plan, the Advisor is reimbursed for distribution-related expenditures made pursuant to the Plan at an annual rate of 0.25% of the Fund's average daily net assets. For the six months ended March 31, 2001, the Advisor received payments from the Fund of $12,851.

Certain directors and officers of the Fund are directors and officers of the Advisor or of Ultimus.

                              INVESTMENT ADVISER:
                       Salem Investment Counselors, Inc.
                              480 Shepherd Street
                      Winston-Salem, North Carolina 27103

                             SHAREHOLDER SERVICES:
                          Ultimus Fund Solutions, LLC
                         135 Merchant Street, Suite 230
                             Cincinnati, Ohio 45246
                                 1-888-575-4800

                                 LEGAL COUNSEL:
                    The Law Offices of David D. Jones, P.C.
                           4747 Research Forest Drive
                                 Suite 180 #303
                            The Woodlands, TX 77381

                              INDEPENDENT AUDITORS
                              Tait, Weller & Baker
                            8 Penn Center, Suite 800
                          Philadelphia, PA 19103-2108